Large Cap Focus Fund

Summary Prospectus	November 1, 2026

ETLAX	Class A Shares	ETLCX	Class C Shares
ETLNX	Class N Shares	ETLIX	Class I Shares

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at www.eventidefunds.com. You can also get this information at no cost by calling 1-877-771-3836, emailing info@eventidefunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2026, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

EVENTIDE	1

L A R G E C A P F O C U S F U N D S U M M A R Y P R O S P E C T U S	N o v e m b e r 1, 2 0 2 6

Eventide Large Cap Focus Fund	Fund Summary

Investment Objective. The Eventide Large Cap Focus Fund (the “Large Cap Focus Fund” or the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund. The tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund shares” or “Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 118 and Appendix A: Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 70, and Waivers of Up-Front Sales Charge on Class A Shares on page 71.

Shareholder Fees Fees paid directly from your investment	Class A	Class C	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the Shares redeemed or the original purchase price)	1.00%[1]	1.00%[2]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee for Shares Redeemed by Wire Transfer	$15	$15	$15	$15
Annual Fund Operating Expenses Expenses that you pay each year as a percentage of the value of your investment
Management Fees	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.20%	None
Other Expenses	0.39%	0.39%	0.39%	0.39%
Total Annual Fund Operating Expenses	1.37%	2.12%	1.32%	1.12%
Fee Waiver/Expense Reimbursement[3]	(0.37)%	(0.37)%	(0.37)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.00%	1.75%	0.95%	0.75%

1.	The maximum deferred sales charge on Class A Shares (as a % of NAV at the time of purchase) applies only to purchases of $250,000 or more and applies to Shares sold within 18 months of purchase.
2.	The maximum deferred sales charge on Class C Shares (as a % of the lesser of NAV of the Shares redeemed or the original purchase price) applies to Shares sold within 12 months of purchase.
3.	The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.00%, 1.75%, 0.95% and 0.75% for Class A Shares, Class C Shares, Class N Shares, and Class I Shares, respectively, through October 31, 2027. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the adviser and upon the termination of the advisory agreement between Mutual Fund Series Trust (the “Trust”) and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if, after the recoupment is taken into account, such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example of Hypothetical Fund Costs. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example only

EVENTIDE	2

L A R G E C A P F O C U S F U N D S U M M A R Y P R O S P E C T U S	N o v e m b e r 1, 2 0 2 6

accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2027, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$671	$950	$1,249	$2,096
Class C – no redemption	$178	$628	$1,105	$2,423
Class C – with redemption	$278	$628	$1,105	$2,423
Class N	$97	$382	$688	$1,558
Class I	$77	$319	$581	$1,330

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2026, was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by primarily investing in a broad range of equity securities of large capitalization companies. The Fund’s investment adviser, Eventide Asset Management, LLC (“Eventide” or the “Adviser”), utilizes a fundamental “bottom-up” analysis to evaluate investments for inclusion in the Fund’s portfolio and seeks to identify and invest the Fund’s assets in companies capable of sustaining and/or increasing profitability and/or revenue growth and that serve well the needs of customers, employees, suppliers, communities, the environment, and society broadly using the Adviser’s faith-based screening criteria as more fully described below under “Faith-Based Screening.” Equity securities that the Fund may invest in include, but are not limited to, common stocks (including American Depositary Receipts (“ADRs”)), yieldcos, (e.g., dividend growth-oriented public companies created by a parent company, which bundles renewable and/or conventional long-term contracted operating assets, such as solar and wind power, in order to generate cash flow), real estate investment trusts (“REITs”), convertible bonds, preferred stocks, and master limited partnerships (“MLPs”). Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in large capitalization companies. The Fund considers its investment in derivatives, based on their marked to market value, when determining its compliance with this test. Large capitalization companies are defined as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Bloomberg U.S. 500 Total Return Index (the “Index”). The capitalization range of the Index is between $10.6 billion and $5.5 trillion as of September 30, 2026. The size of the companies included in the Index will change with market conditions.

The Fund may invest without limitation in securities in companies domiciled outside the United States either directly or through ADRs. The Fund may invest a substantial portion of its assets in the stock of companies in one or more sectors of the economy, such as the technology, industrial, consumer discretionary and healthcare sectors. The Fund concentrates investments in the software and semiconductor industries by investing, under normal circumstances, over 25% of its assets in companies in this group of industries.

EVENTIDE	3

L A R G E C A P F O C U S F U N D S U M M A R Y P R O S P E C T U S	N o v e m b e r 1, 2 0 2 6

The Fund may invest in private companies and other companies whose shares may have legal or contractual restrictions on resale or are otherwise illiquid (“Illiquid Investments”), which can impact their valuation. The Fund will not invest more than 15% of the Fund’s net assets in Illiquid Investments. The Adviser may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the Adviser believes adverse market, political or other conditions are likely. The Adviser may also utilize a combination of puts and/or calls on the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities.

Faith-Based Screening, The Adviser uses its proprietary screening methodology to analyze all potential investments for the company’s ability to operate with integrity and to create value for customers, employees, and other stakeholders by reflecting the values described below. The values assessed in the Adviser’s screening process are inspired by the Christian faith and rooted in a biblical worldview. While few companies may reach these ideals in every area of their business, these principles articulate the Adviser’s highest expectations for the companies in which the Fund invests. The Adviser uses its screening process in connection with other fundamental research processes to establish the Fund’s eligible investment universe. Securities are generally ineligible within the Fund’s portfolio unless the Adviser believes that the faith-based screens are met. If the Adviser’s research identifies events and/or business changes suggesting that a portfolio company no longer meets the faith-based criteria, the Fund may hold the company’s securities while the Adviser performs additional research, including possible direct engagement with the company to assess practices. The Adviser’s faith-based screening process for potential investments does not apply relative weights between values-based factors and financial factors. There is no guarantee that the Adviser will be able to successfully screen out all companies that are inconsistent with the following principles which help to guide the Adviser’s research and investment framework. Specifically, the Adviser seeks to invest in companies that reflect the following values:

■	Respecting the value and freedom of all people: this includes the right to life at all stages and freedom from addictive behaviors caused by gambling, pornography, tobacco, and alcohol.

■	Demonstrating a concern for justice and peace: this includes fair and ethical relationships with customers, suppliers, and business partners and avoiding products and services that promote weapons production and proliferation.

■	Promoting family and community: this includes protecting children from violent forms of entertainment and serving low-income communities.

■	Exhibiting responsible management practices: this includes fair dealing with employees, communities, competitors, suppliers, and customers as demonstrated by a company’s record regarding litigation, regulatory actions against the company, and its record of providing products and services that improve the lives of people.

■	Practicing environmental stewardship: this includes practices considered more sustainable than those of industry peers, reduction in environmental impact when compared to previous periods, and/or the use of more efficient and cleaner energy sources.

The Adviser applies a combination of methods within its fundamental research process and systems to help cover a range of company-related information. This includes qualitative and quantitative data that can inform the Adviser’s investment decisions, such as company reports, news and research offered by third parties. This information can reflect on a company’s financial and competitive position, risks, and business reputation and ethical standing in the marketplace. The Adviser typically obtains values-based data from multiple third-party providers, which the Adviser changes from time to time based on research needs and industry developments. Values-based data offers additional

EVENTIDE	4

L A R G E C A P F O C U S F U N D S U M M A R Y P R O S P E C T U S	N o v e m b e r 1, 2 0 2 6

inputs to the Adviser’s fundamental research process and investment framework. The Adviser views third-party information as part of its overall research rather than assigning any particular data source as the determinative factor in investment decisions. The Adviser believes that considering a broad range of research information, from multiple sources, can help to mitigate risks associated with misinterpreting data or relying on inaccurate information provided by third parties, but cannot guarantee that any third-party information it receives is accurate or free of defects. The Adviser maintains research supporting its investment decisions.

Consistent with the Adviser’s values, the Fund may invest in domestic and/or foreign fixed-income securities, such as notes (including standalone notes not rated by any agency), to help fund community development institutions and projects aimed at serving human needs such as those of low-to-moderate income families and communities.

Securities may be sold when the Adviser believes that they no longer represent relatively attractive investment opportunities or when the Adviser believes the underlying company is no longer consistent with the Adviser’s faith-based values.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. Although an ADR is priced in the U.S. dollar, movements in the exchange rate of the local currency versus the U.S. dollar are automatically reflected in the price of the ADR in U.S. dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the U.S. Dollar declines, the ADR price would decline by a similar measure.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Ethical Investment Risk. The Fund’s ethical values screening criteria could cause it to underperform similar funds that do not have such screening criteria. This could be due to ethically acceptable companies falling out of favor with investors or failing to perform as well as companies that do not meet the Fund’s ethical screening guidelines.

EVENTIDE	5

L A R G E C A P F O C U S F U N D S U M M A R Y P R O S P E C T U S	N o v e m b e r 1, 2 0 2 6

To supplement its efforts in ethical investing, the Adviser may engage with portfolio companies to encourage consideration of corporate strategies aligned with the Adviser’s values, including pricing and/or business practices that may be beneficial within particular industries. The Adviser believes these activities will help promote ethical and effective corporate governance and long-term strategy for companies, and potentially create a positive effect on the particular businesses and/or industries, their consumers, and the Fund. There is no guarantee that the Adviser's corporate engagements and related-activities will achieve their intended results. There is a risk that the Adviser's activities in this regard could limit the Fund's investment universe and reduce the amount of profits that could be realized by affected companies, limiting the Fund's investment returns. Furthermore, the U.S. government or any agency thereof, may enact rules or legislation that, directly or indirectly, materially impacts the Adviser's activities in this regard, or materially affects the value of companies or opportunities for investment within particular industries.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign investing involves other risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing accounting, auditing, financial reporting and legal standards.

Growth Stock Risk. “Growth” stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. “Growth” stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, “growth” stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Industry Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, because the Fund’s investments are concentrated in the semiconductor and software industries.

Semiconductor Industry Risk. Semiconductor companies face intense competition, both domestically and internationally, and such competition may have an adverse effect on profit margins. Semiconductor companies may have limited product lines, markets, financial resources or personnel. The products of semiconductor companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Capital equipment expenditures could be substantial, and equipment generally suffers from rapid obsolescence. Companies in the semiconductor industry are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights would adversely affect the profitability of these companies.

Software Industry Risk. Software companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by

EVENTIDE	6

L A R G E C A P F O C U S F U N D S U M M A R Y P R O S P E C T U S	N o v e m b e r 1, 2 0 2 6

software companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions.

Large Capitalization Company Risk. Large capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid investments may also lack a readily observable or market-corroborated price and be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at an unexpected loss.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgments will produce the desired results.

Market Risk. Overall stock or bond market volatility may also affect the value of the Fund. Factors such as domestic and/or foreign economic growth and market conditions, interest rate levels and political events and terrorism affect the securities markets.

MLP and MLP-Related Securities. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. During periods of rising interest rates, the use of MLPs or MLP-related securities could hinder the overall performance of the Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

EVENTIDE	7

L A R G E C A P F O C U S F U N D S U M M A R Y P R O S P E C T U S	N o v e m b e r 1, 2 0 2 6

Options Risk. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As the seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price. The use of derivative instruments, such as options, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the risk that the counterparty to an options transaction may not fulfill its contractual obligations.

Preferred Stock Risk. Dividends on preferred stocks are generally payable at the discretion of the issuer’s board of directors and Fund shareholders may lose money if dividends are not paid. Preferred stock prices may fall if interest rates increase or the issuer’s creditworthiness becomes impaired.

Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

REIT Risk. The Fund’s investments in REITs are subject to the same risks as direct investments in real estate, including sensitivity to general economic downturns and the volatility of local real estate markets. REITs may have limited financial resources and their securities may trade infrequently and in limited volume, and thus may be more volatile than other securities. The liquidity of REITs may change dramatically over time.

Sector Exposure Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, trade policies, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Healthcare & Life Sciences Sector Risk. Companies in the healthcare and life sciences sectors may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the governments and regulatory authorities. Further, these companies are dependent on patent protection, and the expiration of patents may adversely affect the profitability of the companies. Additionally, the profitability of some healthcare and life sciences companies may be dependent on a relatively limited number of products, and their products can become obsolete due to sector innovation, changes in technologies or other market developments.

EVENTIDE	8

L A R G E C A P F O C U S F U N D S U M M A R Y P R O S P E C T U S	N o v e m b e r 1, 2 0 2 6

Industrials Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in this sector can be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Stock Value Risk. Stocks involve the risk that they may never reach what the Adviser believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth, or the Adviser misgauged that worth. Stocks also may decline in price, even though, in theory, they are already undervalued. Investments in private companies that lack readily observable or market-corroborated prices generally increase stock valuation risk because they are more difficult to value. Many private companies are not required to file periodic financial reports, leading to challenges in the Adviser’s ability to evaluate a company’s business prospects and the fair value of its securities. The fair valued prices assigned to the Fund’s investments in private companies are based on a variety of factors, reviewed regularly, and updated as additional information becomes available. However, fair value pricing includes subjective judgments, and it is possible that the fair value assigned to a security may differ materially from the value the Fund would realize if the security were sold.

Yieldcos Risk. Investments in securities of yieldcos involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the yieldco and the company responsible for the formation of the yieldco (the “Yieldco Sponsor”). Yieldcos typically remain dependent on the management and administration services provided by or under the direction of the Yieldco Sponsor and on the ability of the Yieldco Sponsor to identify and present the yieldco with acquisition opportunities, which may often be assets of the Yieldco Sponsor itself. To the extent that the yieldco relies on the Yieldco Sponsor for developing new assets for potential future acquisitions, the yieldco may be dependent on the development capabilities and financial health of the Yieldco Sponsor. Yieldco Sponsors may have interests that conflict with the interests of the yieldco and may retain control of the yieldco via classes of stock held by the Yieldco Sponsor. Any event that limits the yieldco’s ability to maintain or grow its distributable cash flow would likely have a negative impact on the yieldco’s share price.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund’s Class A Shares for each full calendar year since the Fund’s Class A

EVENTIDE	9

L A R G E C A P F O C U S F U N D S U M M A R Y P R O S P E C T U S	N o v e m b e r 1, 2 0 2 6

Shares commenced operations. Although Class C, N and I Shares have similar annual returns to Class A Shares because the classes are invested in the same portfolio of securities, the returns for Class C, N, and I Shares are different from Class A Shares because Class C, N and I Shares have different expenses than Class A Shares. The performance table shows how the average annual returns of Class A, C, I and N Shares compare over time with those of a broad-based market index, and a supplemental index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-877-771-3836 and on the Fund’s website at www.eventidefunds.com.

Eventide Large Cap Focus Fund Class A Annual Total Returns for the Year Ended December 31

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, for the Class A Shares, the highest return for a quarter was 15.36% (quarter ended December 31, 2023), and the lowest return for a quarter was (5.95)% (quarter ended September 30, 2023). The Fund’s Class A year-to-date return as of September 30, 2026, was 9.58%.

Average Annual Total Returns (periods ended December 31, 2025)
Class A Shares	1 Year	Since inception (6/30/2022)
Return Before Taxes	4.94%	12.41%
Return After Taxes on Distributions	4.77%	12.05%
Return After Taxes on Distributions and Sale of Fund Shares	2.99%	9.69%
Class C Shares
Return Before Taxes	10.49%	13.51%
Class N Shares
Return Before Taxes	11.43%	14.41%
Class I Shares
Return Before Taxes	11.60%	14.61%
Bloomberg U.S. 500 Index (reflects no deduction for fees, expenses or taxes)	18.03%	20.46%
Bloomberg U.S. 500 Equal Weight Index (reflects no deduction for fees, expenses or taxes)	10.26%	12.91%
S&P 500 Total Return Index[1]	17.88%	20.18%

[1]	The Fund has changed its benchmark from the S&P 500 Total Return Index to the Bloomberg U.S. 500 Index to be consistent with Eventide using Bloomberg indices across products. This change benefits shareholders by reducing index licensing costs.

EVENTIDE	10

L A R G E C A P F O C U S F U N D S U M M A R Y P R O S P E C T U S	N o v e m b e r 1, 2 0 2 6

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to Shares held by non-taxable entities. After-tax returns are only shown for Class A Shares. After-tax returns for other share classes, which are not shown, will vary from those of Class A Shares.

Adviser. Eventide Asset Management, LLC is the Fund’s investment adviser.

Portfolio Managers. Andrew Singer, CFA, Portfolio Manager and Senior Research Analyst of the Adviser, and Dolores S. Bamford, CFA, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, serve as Portfolio Managers of the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Singer is the Lead Portfolio Manager of the Fund. Mr. Singer has served the Fund as a Portfolio Manager since the Fund commenced operations in June 2022. Ms. Bamford has served the Fund as a Co-Portfolio Manager since May 2024.

Purchase and Sale of Fund Shares. The minimum initial investment in Class A, Class C and Class N Shares of the Fund, as well as Class I Shares purchased directly from the Fund, is $1,000 for a regular account and for an IRA account. There is no minimum investment amount required to participate in an automatic investment plan, however financial intermediaries may impose minimums. The minimum initial investment in Class I Shares purchased through a financial intermediary is $100,000 for all accounts. You may purchase and redeem Shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, online, by telephone or through a financial intermediary to the Fund or the Fund’s transfer agent and will be paid by check, wire transfer or ACH.

Tax Information. Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EVENTIDE	11